UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 4, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, Georgia 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 10, 2013, AdCare Health Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the sale by Hearth & Home of Vandalia, Inc., a wholly owned subsidiary of the Company, to H & H Vandalia LLC, certain land, buildings, improvements, furniture, fixtures and equipment comprising the Hearth and Home of Vandalia Facility (the “Vandalia Facility”) located in Vandalia, Ohio.  The Vandalia Facility was sold pursuant to that certain Agreement of Sale, dated October 11, 2012 (as amended, the “Ohio Sale Agreement”) between the Company, certain of its subsidiaries and CHP Acquisition Company, LLC (“CHP”).  As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 6, 2013, the Company sold to CHP, pursuant to the Ohio Sale Agreement, certain land, buildings, improvements, furniture, fixtures and equipment comprising the facility known as the Lincoln Lodge Retirement Residence located in Columbus, Ohio (the “Lincoln Lodge Facility”).  Furthermore, as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2013, the Company sold to CHP, pursuant to the Ohio Sale Agreement, certain land, buildings, improvements, furniture, fixtures and equipment comprising the following facilities: (i) Hearth & Home of El Camino located in Springfield, Ohio; (ii) Hearth & Home of Van Wert located in Van Wert, Ohio; (iii) Hearth & Home at Harding located in Springfield, Ohio; and (iv) Hearth & Home at Urbana located in Urbana ((i) through (iv), together with the Lincoln Lodge Facility and the Vandalia Facility, the “Ohio Facilities”). The aggregate sale price of the Ohio Facilities was approximately $21.8 million.  This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 of the Original 8-K to present the unaudited pro forma financial information with respect to the sale of the Ohio Facilities.

Item 9.01                                           Financial Statements and Exhibits.

(b)                                 Pro Forma Financial Information.  The unaudited pro forma consolidated financial statements giving effect to the sale of the Ohio Facilities as of  December 31, 2012 and for the years ended December 31, 2012 and 2011 are filed as Exhibit 99.1 and incorporated by reference herein.

(d)                                 Exhibits.

99.1 Unaudited Pro Forma Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2013	ADCARE HEALTH SYSTEMS, INC.

/s/ Ronald W. Fleming
Ronald W. Fleming
Chief Financial Officer

EXHIBIT INDEX

99.1                        Unaudited Pro Forma Consolidated Financial Information.